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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        PACKAGING CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                                     36-4277050
----------------------------------                   ----------------------
 (State of Incorporation                              (I.R.S. Employer
    or Organization)                                  Identification no.)


           1900 WEST FIELD COURT
           LAKE FOREST, ILLINOIS                               60045
----------------------------------------------       ----------------------
   (Address of Principal Executive Offices)                 (Zip Code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED
     ---------------------                   ------------------------------
  COMMON STOCK, $0.01 PAR VALUE                 NEW YORK STOCK EXCHANGE


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE
------------------------------------------------------------------------------
                                (Title of Class)



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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           COMMON STOCK, $0.01 PAR VALUE

           The Description of the Registrant's Common Stock, par value $0.01 per share (the "Common Stock"), as included under the caption "Description of Capital Stock" in the Prospectus forming a part of the Registrant's
Registration Statement on Form S-1, originally filed with the Securities and Exchange Commission (the "Commission") on September 13, 1999, Registration
Number 333-86963, including exhibits, and as may be subsequently amended from time to time (the "Registration Statement"), is hereby incorporated by reference. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Registration Statement.

ITEM 2.    EXHIBITS.

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

       NUMBER                          DESCRIPTION
       ------                         -------------

         1.            Form of certificate representing Common Stock
                       (incorporated herein by reference to the Registration
                       Statement).

         2.            Restated Certificate of Incorporation of the
                       Registrant (incorporated herein by reference to the Registration Statement).

         3. Form of Certificate of Amendment to Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to the Registration Statement).

         4.            Form of Second Amended and Restated By-laws of the
                       Registrant (incorporated herein by reference to the Registration Statement).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     PACKAGING CORPORATION OF AMERICA
                                     -----------------------------------------
                                                (Registrant)


Date: October 15, 1999               By:    /s/ RICHARD B. WEST
                                        ---------------------------------------
                                                Richard B. West
                                            Chief Financial Officer